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                                                                   EXHIBIT 4.1

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
                                                              [STAR]
        NUMBER
         [UFS]                                    UNISTAR FINANCIAL SERVICE CORP.                                      SHARES



                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                                                                  CUSIP 90921U 10 0

THIS CERTIFIES THAT





is the registered holder of


             FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK WITH A PAR VALUE $.001 PER SHARE IN THE CAPITAL OF

                                                  UNISTAR FINANCIAL SERVICE CORP.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

        IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by its duly authorized officers.



Dated:


/s/ [ILLEGIBLE]                                                                          /s/ [ILLEGIBLE]
PRESIDENT AND CHIEF FINANCIAL OFFICER                                                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                          [UNISTAR FINANCIAL SERVICE CORP. CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED

                                              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                          (NEW YORK, N.Y.)

BY:                                                                                         TRANSFER AGENT
                                                                                             AND REGISTRAR,

                                                                                          AUTHORIZED SIGNATURE

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        The Corporation will furnish to any stockholder without charge upon request to the Transfer Agent named on the face of this Certificate a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_____________________________



                              NOTICE:___________________________________________
                                     THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

                SIGNATURE GUARANTEED:___________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.


                KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF IMDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.